UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2017

MEDICAL PROPERTIES TRUST, INC.

MPT OPERATING PARTNERSHIP, L.P.

(Exact Name of Registrant as Specified in Charter)

Maryland Delaware	001-32559 333-177186	20-0191742 20-0242069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL		35242
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (205) 969-3755

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

On September 29, 2017, affiliates of Medical Properties Trust, Inc. (the “Company”) and MPT Operating Partnership, L.P. (the “Operating Partnership) completed the previously announced investment in the real estate interests of ten acute care hospitals and one behavioral health facility from IASIS Healthcare LLC (“IASIS”), along with ancillary land and buildings, for a combined purchase price and investment of approximately $1.4 billion. The portfolio is now operated by Steward Health Care System LLC (“Steward”), which separately completed its acquisition of IASIS on September 29, 2017. Our investment in the portfolio includes the acquisition of eight acute care hospitals and one behavioral health facility for approximately $700 million, the making of $700 million in mortgage loans on two acute care hospitals, and a $100 million minority equity contribution in Steward, for a combined investment of approximately $1.5 billion. These transactions were originally reported on a Current Report on Form 8-K, filed by the Company and Operating Partnership with the Securities and Exchange Commission (“SEC”) on October 5, 2017 (the “Original Filing”). This amendment to the Original Filing is being filed to provide the financial information required by Item 9.01(b) of Form 8-K, which information was not included in the Original Filing.

Item 9.01.	Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of the Company and of the Operating Partnership as of September 30, 2017 and for the year ended December 31, 2016 and for the nine months ended September 30, 2017, are attached as Exhibit 99.1 hereto and are incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description

99.1	Medical Properties Trust, Inc. and Subsidiaries and MPT Operating Partnership, L.P. and Subsidiaries unaudited pro forma condensed consolidated financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer

Date: December 15, 2017

MPT OPERATING PARTNERSHIP, L.P.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer of the sole member of the general partner of MPT Operating Partnership, L.P.

Date: December 15, 2017